                                                                      Exhibit 24

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or subsidiaries of Lockheed Martin (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees

     Lockheed Martin Corporation Operations Support Savings Plan


/s/ Norman R. Augustine
-----------------------                    September 25, 1997
Norman R. Augustine
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or subsidiaries of Lockheed Martin (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees

     Lockheed Martin Corporation Operations Support Savings Plan


/s/ Houston I. Flournoy
-----------------------                    September 25, 1997
Houston I. Flournoy
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or subsidiaries of Lockheed Martin (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees

     Lockheed Martin Corporation Operations Support Savings Plan


/s/ Houston I. Flournoy
-----------------------                    September 25, 1997
Houston I. Flournoy
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or subsidiaries of Lockheed Martin (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees

     Lockheed Martin Corporation Operations Support Savings Plan


/s/ James F. Gibbons
-----------------------                    September 25, 1997
James F. Gibbons
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or subsidiaries of Lockheed Martin (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees

     Lockheed Martin Corporation Operations Support Savings Plan


/s/ Edward E. Hood, Jr.
-----------------------                    September 25, 1997
Edward E. Hood, Jr.
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or subsidiaries of Lockheed Martin (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees

     Lockheed Martin Corporation Operations Support Savings Plan


/s/ Caleb B. Hurtt
-----------------------                    September 25, 1997
Caleb B. Hurtt
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or subsidiaries of Lockheed Martin (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees

     Lockheed Martin Corporation Operations Support Savings Plan


/s/ Vincent N. Marafino
-----------------------                    September 25, 1997
Vincent N. Marafino
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or subsidiaries of Lockheed Martin (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees

     Lockheed Martin Corporation Operations Support Savings Plan


/s/ Eugene F. Murphy
-----------------------                    September 25, 1997
Eugene F. Murphy
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or subsidiaries of Lockheed Martin (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees

     Lockheed Martin Corporation Operations Support Savings Plan


/s/ Allen E. Murray
-----------------------                    September 25, 1997
Allen E. Murray
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or subsidiaries of Lockheed Martin (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees

     Lockheed Martin Corporation Operations Support Savings Plan


/s/ Frank Savage
-----------------------                    September 25, 1997
Frank Savage
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or subsidiaries of Lockheed Martin (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees

     Lockheed Martin Corporation Operations Support Savings Plan


/s/ Peter B. Teets
-----------------------                    September 25, 1997
Peter B. Teets
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or subsidiaries of Lockheed Martin (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees

     Lockheed Martin Corporation Operations Support Savings Plan


/s/ Daniel M. Tellep
-----------------------                    September 25, 1997
Daniel M. Tellep
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or subsidiaries of Lockheed Martin (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees

     Lockheed Martin Corporation Operations Support Savings Plan


/s/ Carlisle A.H. Trost
-----------------------                    September 25, 1997
Carlisle A.H. Trost
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or subsidiaries of Lockheed Martin (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees

     Lockheed Martin Corporation Operations Support Savings Plan


/s/ James R. Ukropina
-----------------------                    September 25, 1997
James R. Ukropina
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or subsidiaries of Lockheed Martin (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees

     Lockheed Martin Corporation Operations Support Savings Plan


/s/ Douglas C. Yearley
-----------------------                    September 25, 1997
Douglas C. Yearley
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or subsidiaries of Lockheed Martin (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees

     Lockheed Martin Corporation Operations Support Savings Plan


/s/ Vance D. Coffman
-----------------------                    September 25, 1997
Vance D. Coffman
Chief Executive Officer,
Vice Chairman and
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or subsidiaries of Lockheed Martin (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees

     Lockheed Martin Corporation Operations Support Savings Plan


/s/ Marcus C. Bennett
-----------------------                    September 25, 1997
Marcus C. Bennett
Senior Vice President
Chief Financial Officer
and Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") common stock of Lockheed Martin Corporation ("Lockheed Martin") for use in connection with the employee benefit plans listed below to be maintained by Lockheed Martin or subsidiaries of Lockheed Martin (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the following employee benefit plans:

     Lockheed Martin Corporation Retirement Savings Plan for Salaried Employees

     Lockheed Martin Corporation Operations Support Savings Plan


/s/ Todd J. Kallman
--------------------------                  September 25, 1997
Todd J. Kallman
Vice President, Controller
and Chief Accounting
Officer